SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 29, 2004

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Item 5.                                     Other Events and Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by the Company on January 29, 2004 announcing the Company’s earnings for the fourth quarter of 2003 and for the twelve month period ended December 31, 2003. Also attached hereto as Exhibit 99.2 is the script for the Company’s earnings release conference call held on January 30, 2004.

Item 7.                                     Financial Statements and Exhibits.

(c)                                  Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release, dated January 29, 2004, announcing the Company’s earnings for the fourth quarter of 2003 and the twelve month period ended December 31, 2003.

99.2	Script for the Company’s earnings release conference call held on January 30, 2004.

Item 12.                               Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by the Company on January 29, 2004 announcing the Company’s earnings for the fourth quarter of 2003 and for the twelve month period ended December 31, 2003. Also attached hereto as Exhibit 99.2 is the script for the Company’s earnings release conference call held on January 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By	/s/	Gregory A. Knapp
	Name:	Gregory A. Knapp
	Title:	Vice President – Finance and Chief Financial Officer

Dated: January 30, 2004

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated January 29, 2004, announcing the Company’s earnings for the fourth quarter of 2003 and the twelve month period ended December 31, 2003.

99.2	Script for the Company’s earnings release conference call held on January 30, 2004.